Employee Benefit Plans	12 Months Ended
Sep. 24, 2022
Retirement Benefits [Abstract]
Employee Benefit Plans
11. Employee Benefit Plans
Symbotic sponsors a defined-contribution benefit plan under the provisions of Section 401(k) of the Internal Revenue Code. This plan covers substantially all of the Company’s employees meeting eligibility criteria and contributions to the plan are determined by the plan provisions or at the discretion of the Board of Managers. Symbotic contributions to the plan were $2.4 million, $1.9 million, and $1.6 million for the years ended September 24, 2022, September 25, 2021, and September 26, 2020, respectively.
Symbotic Canada sponsors a Registered Retirement Savings Plan that qualifies as a defined-contribution benefit plan, which covers a portion of Symbotic Canada’s management. Symbotic Canada contributions to the plan were $0.3 million, $0.2 million, and $0.3 million for the years ended September 24, 2022, September 25, 2021, and September 26, 2020, respectively.